Putnam
Municipal
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in certain Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Much of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and risk comparisons for your fund can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

We are also pleased to report strong results for Putnam Municipal Income Fund during the 12 months ended March 31, 2004. Your fund's performance at net asset value surpassed that of its benchmark and its Lipper category average. These results reflect the fund's greater emphasis on higher-yielding, lower-rated bonds in an environment that favored this segment of the market. You will find details on the facing page.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * Putnam Municipal Income Fund's total return for the 12 months ended March 31, 2004, was 6.59% for class A shares at net asset value (NAV) and 1.51% at public offering price (POP).

 * Exposure to strong-performing, lower-rated bonds helped the fund's results at NAV outpace those of its benchmark, the Lehman Municipal Bond Index, which returned 5.86% for the period.

 * For the same reason, the fund's return at NAV also exceeded the average return of 5.46% recorded by funds in its Lipper category, General Municipal Debt Funds.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Against a backdrop of rising economic growth, falling default rates, improving credit fundamentals, and demand from yield-hungry investors, higher-yielding, lower-rated municipal bonds significantly outperformed their higher-quality counterparts during the fiscal year. Since Putnam Municipal Income Fund has significant exposure to this segment of the municipal bond market, the fund turned in solid absolute performance and outpaced its broadly diversified benchmark, the Lehman Municipal Bond Index. Airline-related industrial development bonds (IDBs) were standout performers among the many sectors in which the fund invests, buoyed by strengthening in the travel industry. Bonds funded by tobacco settlements also boosted fund performance, particularly in the latter half of the period, as investor concerns about pending litigation against tobacco companies dissipated. The fund's lower-quality bias also helped NAV performance surpass that of the average for its Lipper peer group.

FUND PROFILE

Putnam Municipal Income Fund seeks to provide as high a level of income free from federal income tax as we believe is consistent with preservation of capital. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds and higher-yielding, lower-rated municipal bonds that give the portfolio higher income potential. The fund may be suitable for investors who are seeking tax-exempt income and are willing to accept the risks associated with below-investment-grade bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile during the fiscal year ended March 31, 2004. Concern about deflation led to falling yields through mid June. After rising through August, yields receded again in September on unfavorable housing and unemployment data. Through the remainder of the year, yields drifted and ended slightly higher. The ratio between yields of 10-year municipal bonds and 10-year Treasuries fluctuated, as municipals yielded about 80% of comparable Treasury yields at the end of December, then jumped back to about 90% by the end of March. Overall, the yield curve -- which shows the difference in yields between shorter- and longer-maturity bonds -- flattened somewhat, and credit spreads -- the difference in yields between higher- and lower-rated bonds -- generally narrowed. The economy continued to improve on nearly all fronts, yet a lack of job growth continued to cause uncertainty. The Federal Reserve Board held the federal funds rate steady at 1%. The dollar weakened during the period. Municipal bond issuance remained strong. California residents approved $15 billion in deficit financing to help alleviate the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related industrial development bonds continued to perform well.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 3/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.86%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.40%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S Treasury and agency
securities)                                                             4.24%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             3.48%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     35.12%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 37.06%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                63.16%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 3/31/04.
-------------------------------------------------------------------------------

Strategy overview

We shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) during the period, because in a strengthening economy there is a greater likelihood that interest rates may rise at some point. At the start of October, the fund was slightly defensive. In January 2004, we shortened the duration further. This change did not help the fund's performance until later in the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We also continued to seek opportunities to diversify the portfolio across multiple sectors and issuers. We sought bonds that were undervalued, because lower-priced bonds generally offer less price risk. The portfolio remains overweighted in lower-rated, higher yielding bonds, relative to its benchmark.

The fund remains underweighted in California general obligation bonds. Voters recently approved Proposition 57, which paved the way for a $15 billion bond issue to provide long-term financing of the state's accumulated deficit. Although this was good news in the short term because it removed some uncertainty in the municipal bond market, we remain concerned that the new issuance will flood the market and cause California general obligation bonds to underperform. We are also concerned because the state's structural budget deficit problem is not yet solved.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
                  COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                              3/31/03     9/30/03      3/31/04
Average effective
maturity in years               10.3        9.5          8.1

Duration in years                6.3        6.3          5.8

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Airline-related industrial development bonds (IDBs) had the most significant impact on performance during the year. IDBs are municipal bonds issued to encourage local expansion by various businesses. They are typically backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, investor perceptions about the backing company's health, or that of its industry group as a whole, affect the prices of these bonds. Early in the fiscal year, the airline industry continued to feel the effects of declining air traffic, high fixed costs, and high-profile bankruptcies. However, as geopolitical tensions eased following what appeared to be the end of full-scale conflict in Iraq and as the global economy began to show signs of increased growth, investors began to be more optimistic about the prospects for increased travel and improving airline industry fundamentals. This led to a sharp rise in the price of airline-backed IDBs as many of these bonds recovered from distressed price levels.

The fund held IDBs backed by American Airlines, Northwest Airlines, and Continental Airlines issued to fund airport facility improvements in Illinois, Minnesota, New Jersey, Texas, and Washington. We took advantage of price appreciation in this sector to selectively trim the fund's exposure, carefully considering the individual issues to determine which airlines and debt structures best complemented the fund's portfolio. Since all of these holdings had been in the portfolio for some time, none of the sales resulted in a profit based on the acquisition cost, but the fund was able to sell on strength rather than in distress. We ended the period with a modest underweight position in airline-backed IDBs relative to the benchmark.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (41.1%)

Aa/AA (3.5%)

A (12.4%)

Baa/BBB (22.2%)

Ba/BB (11.7%)

B (6.4%)

Other (VMIG1) (2.7%)

Footnote reads:
As a percentage of market value as of 3/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another strong contributor to fund performance during the period was a hospital revenue bond issued by Valley Health Systems in California for refinancing and improvement. This fund holding advanced on generally improving credit conditions and on stabilized credit fundamentals.

Tobacco settlement bonds also generated strong results during the latter half of the period as they recovered from investor concerns about pending litigation -- some involving multibillion-dollar judgments -- against tobacco companies. Investors worried that these potential liabilities would affect tobacco companies' ability to meet their settlement payment obligations to the states. This would have a negative impact on tobacco settlement bonds, which are secured by this promised income stream.

During the period, the litigation environment remained mixed. However, we believed investors had overreacted to adverse litigation headlines, driving down prices and making the sector attractive from a valuation perspective. In response, we purchased $1.5 million of tobacco revenue bonds issued by the Tobacco Settlement Financing Authority of New Jersey, with a coupon of 6.25%, a maturity date of 6/1/2043, and ratings of BBB from Standard & Poor's and Baa2 from Moody's. Currently, the portfolio is modestly overweighted in tobacco revenue bonds relative to the benchmark.

The utilities sector was an area of emphasis in our purchases during the latter half of the period given the attractive relative value in the sector. Market conditions for utilities bonds have been improving as this industry continues to recover from the negative effects of deregulation. Credit-rating agencies continued to slow the pace of downgrades for utilities bonds, as utilities companies began to abandon riskier endeavors launched in the wake of deregulation and to refocus on their core businesses. Lower interest rates and an improved climate for corporate credit also enabled many utilities companies to repair damaged balance sheets. We purchased $5 million of revenue bonds issued by North Carolina Municipal Power Agency for the Catawba Electric Plant. The bonds had a coupon of 6.50%, a maturity date of 1/1/2020, and ratings of Baa1 from Moody's and BBB+ from Standard & Poor's. We also purchased $2.85 million of bonds issued by the Beaver Industrial Develop ment Authority for the obligor Cleveland Electric. These bonds had a coupon of 3.75%, a maturity date of 10/1/2030, and ratings of Baa2 from Moody's and BBB- from Standard & Poor's. They also have a mandatory put feature, which means that bondholders must put the issue back to the issuer on 10/1/08 at which time the issuer may elect to pay off or refinance the debt. This feature is attractive to issuers in that it allows them to refinance their debt without the cost of a new issuance cycle. We are attracted by the shorter effective maturity date and by the fact that this segment of the market is less followed by market participants and, therefore, tends to be more attractively priced.

Against a backdrop of generally good conditions for municipal debt and strong performance for the fund, there were a few holdings that detracted from results during the period. The fund's exposure to revenue bonds issued by Charleston County Industrial Development Authority for Hoover Group, Inc. hurt performance during the period. The Hoover Group is currently in discussions with debt holders to determine an appropriate restructuring. Another meaningful detractor was a revenue bond issued by the Michigan State Strategic Fund Solid Waste Disposal for the Genesee Power Station. In this instance, the management team sought to reduce the fund's exposure to this weaker credit and needed to offer these bonds at an attractive price, which was lower than the fund's purchase price, to entice a buyer.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April 2004, after the fiscal period had ended, employment data at last showed marked improvement. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short to keep the portfolio defensively positioned. We believe that the credit quality of general obligation municipal bonds will remain under pressure, partly because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further as credit fundamentals continue to improve. As a result, we may see more opportunity for potential gain in this area because if the yields required to attract buyers to lower-quality bonds continue to fall, prices on the portfolio's existing higher-yielding holdings would likely rise. We currently plan to maintain the fund's diversified credit risk profile while also sustaining a portfolio that is diversified by sector and issue. We will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (5/22/89)              (1/4/93)              (2/1/99)             (12/1/94)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     6.59%      1.51%      5.95%      0.95%      5.80%      4.80%      6.32%      2.87%
--------------------------------------------------------------------------------------------------------------
5 years                   23.32      17.51      19.82      17.93      18.93      18.93      21.81      17.87
Annual average             4.28       3.28       3.68       3.35       3.53       3.53       4.02       3.34
--------------------------------------------------------------------------------------------------------------
10 years                  74.10      65.73      64.01      64.01      61.06      61.06      69.59      64.15
Annual average             5.70       5.18       5.07       5.07       4.88       4.88       5.42       5.08
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.60       6.25       5.88       5.88       5.78       5.78       6.26       6.03
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------
                                Lehman          Lipper General
                               Municipal     Municipal Debt Funds
                              Bond Index       category average*
------------------------------------------------------------------
1 year                           5.86%               5.46%
------------------------------------------------------------------
5 years                         33.85               25.87
Annual average                   6.01                4.70
------------------------------------------------------------------
10 years                        93.24               74.95
Annual average                   6.81                5.74
------------------------------------------------------------------
Annual average
(life of fund)                   7.26                6.51
------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 3/31/04, there were 299, 229, and 120 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 3/31/94 to 3/31/04

                       Fund's class A             Lehman Municipal
Date                    shares at POP                Bond Index

3/31/94                     9,525                     10,000
3/31/95                    10,155                     10,743
3/31/96                    10,901                     11,643
3/31/97                    11,524                     12,278
3/31/98                    12,671                     13,593
3/31/99                    13,438                     14,436
3/31/00                    13,110                     14,425
3/31/01                    14,186                     16,000
3/31/02                    14,959                     16,610
3/31/03                    15,622                     18,253
3/31/04                   $16,573                    $19,324

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,401 and $16,106, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,959 ($16,415 at public offering price). See first page of performance section for performance calculation method.

--------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------
                                              Class A        Class B        Class C        Class M
--------------------------------------------------------------------------------------------------------------
Distributions (number)                             12             12             12             12
--------------------------------------------------------------------------------------------------------------
Income 1                                       $0.414056      $0.361542      $0.348819      $0.392181
--------------------------------------------------------------------------------------------------------------
Capital gains 1                                    --             --             --             --
--------------------------------------------------------------------------------------------------------------
Total                                          $0.414056      $0.361542      $0.348819      $0.392181
--------------------------------------------------------------------------------------------------------------
Share value:                                 NAV        POP       NAV            NAV      NAV        POP
--------------------------------------------------------------------------------------------------------------
3/31/03                                     $8.60      $9.03     $8.60          $8.61    $8.60      $8.89
--------------------------------------------------------------------------------------------------------------
3/31/04                                      8.74       9.15+     8.74           8.75     8.74       9.03
--------------------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------------------
Current dividend rate 2                     4.62%      4.41%     4.00%          3.85%    4.36%      4.22%
--------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                        7.11       6.78      6.15           5.92     6.71       6.49
--------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4                  3.65       3.49      3.05           2.90     3.40       3.29
--------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                        5.62       5.37      4.69           4.46     5.23       5.06
--------------------------------------------------------------------------------------------------------------

 + Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.
   Reflects an expense waiver in effect during the period, without which yields would have been lower.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Municipal Income Fund from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                          Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid
per $1,000*                    $5          $8          $8          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)           $1,029      $1,026      $1,026      $1,028
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                               Expenses paid         expenses
investment on 9/30/03  [DIV]  $1,000   X    per $1,000      =     paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000   X  $5 (see table above)  =  $50
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                         Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid
per $1,000*                   $5          $8          $8          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)          $1,041      $1,035      $1,034      $1,039
-----------------------------------------------------------------------------
* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                          Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Your fund's
annualized
expense ratio              0.90%       1.50%       1.65%       1.15%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+         0.90%       1.50%       1.65%       1.15%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper 's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund 's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.18

Municipal bond
fund average       0.21

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the fund's portfolio, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG   LLP

Boston, Massachusetts
May 5, 2004


The fund's portfolio
March 31, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.4%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (1.5%)
-------------------------------------------------------------------------------
    $4,640,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds,  5.7s, 5/1/19             BB+             $4,303,600
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC,  5 3/4s, 2/1/38                 AAA              8,681,250
                                                                 --------------
                                                                     12,984,850

Arizona (1.6%)
-------------------------------------------------------------------------------
     3,300,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,485,625
     2,800,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Cmnty.
               Hosp.), 6.45s, 12/1/17                BB+/P            2,971,500
     2,500,000 Navajo Cnty., Indl. Dev. Rev. Bonds
               (Stone Container Corp.), 7.2s,
               6/1/27                                B/P              2,556,250
     4,300,000 Phoenix, Indl. Dev. Auth. VRDN
               (Valley of the Sun YMCA Project),
               1.12s, 1/1/31                         A-1+             4,300,000
                                                                 --------------
                                                                     13,313,375

Arkansas (1.2%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             4,397,250
     5,415,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             5,915,888
                                                                 --------------
                                                                     10,313,138

California (14.4%)
-------------------------------------------------------------------------------
       425,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                Baa1               429,781
     5,000,000 Anaheim, Pub. Fin. Auth. Lease 144A
               Rev. Bonds (Pub. Impts.), Ser. A,
               FSA, 6s, 9/1/24                       Aaa              5,925,000
               CA Rev. Bonds
     2,500,000 (Adventist Hlth. Syst.), Ser. A, 5s,
               3/1/33                                A                2,506,250
     2,500,000 (Stanford Hosp. & Clinics), Ser. A,
               5s, 11/15/23                          A3               2,543,750
               CA State G.O. Bonds
    10,000,000 FGIC, 5 1/2s, 3/1/11                  Aaa             11,512,500
     2,000,000 5.1s, 2/1/34                          Baa1             2,005,000
     2,000,000 CA State Dept. of Wtr. Resources
               Pwr. Supply Rev. Bonds, Ser. A,
               5 1/8s, 5/1/18                        A3               2,105,000
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    18,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             20,700,000
     7,000,000 5 1/2s, 5/1/11                        A3               7,945,000
     4,240,000 CA State Pub. Wks. Board Lease
               Rev. Bonds (Dept. of
               Corrections-State Prisons), Ser. A,
               AMBAC, 5s, 12/1/19                    Aaa              4,626,900
    13,900,000 Corona, COP (Vista Hosp. Syst.),
               zero %,  7/1/29 (In default) (NON)    D/P                278,000
     2,960,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P              1,916,600
     5,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             5,100,000
     1,400,000 LA Tax Alloc. Rev. Bonds (No. 5 &
               6), MBIA, 5 1/4s, 2/1/19              Aaa              1,578,500
     1,215,000 Lancaster, Fin. Auth. Tax Alloc.
               Rev. Bonds (No. 5 & 6), MBIA, 5s,
               2/1/16                                Aaa              1,359,281
     1,250,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB+/P            1,256,250
     5,600,000 Orange Cnty., Local Trans. Auth.
               Sales Tax IFB, 11.102s, 2/14/11       AA+              7,630,000
     4,000,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, AMBAC, 6.2s,
               2/14/11                               Aaa              4,745,000
    10,000,000 San Joaquin Hills, Trans. Corridor
               Agcy. Toll Rd. Rev. Bonds, 7.55s,
               1/1/10                                Aaa             12,237,500
     2,220,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            2,250,525
     6,560,000 U. of CA, Rev. Bonds (Multi-Purpose
               Projects), Ser. Q, FSA, 5s, 9/1/11    Aaa              7,462,000
    11,840,000 Vallejo, COP (Marine World
               Foundation), 7s, 2/1/17               BBB-/P          11,810,400
     3,650,000 Valley Hlth. Syst. Hosp. Rev. Bonds
               (Refunding & Impt.), Ser. A, 6 1/2s,
               5/15/25                               B+               2,942,813
                                                                 --------------
                                                                    120,866,050

Colorado (1.7%)
-------------------------------------------------------------------------------
     6,000,000 Arapahoe Cnty., Cap. Impt. Trust
               Fund Hwy. Rev. Bonds, Ser. E-470,
               7s, 8/31/26                           Aaa              6,675,000
     3,310,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. A, 7 1/2s, 11/15/23  A2               3,485,331
     3,000,000 Larimer Cnty., G.O. Bonds (Poudre
               Impt. - School Dist. No. 1), 7s,
               12/15/16                              Aa3              3,912,300
                                                                 --------------
                                                                     14,072,631

Connecticut (2.3%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds
     1,390,335 (East Hills Woods), Ser. A, 7 3/4s,
               11/1/17                               B-/P             1,103,578
     1,000,000 (Elm Park Baptist), 5s, 12/1/13       BBB+             1,046,250
       147,496 (East Hills Woods), Ser. B, zero %,
               3/1/21                                B-/P                 9,219
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,360,000
     3,800,000 CT State Hlth. & Edl. Fac. Auth.
               (Yale U.), VRDN, Ser. V-2, 1.1s,
               7/1/36                                VMIG1            3,800,000
     4,000,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                        AAA/P            4,175,560
     3,100,000 CT State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. V-1, 1.1s, 7/1/36          VMIG1            3,100,000
                                                                 --------------
                                                                     19,594,607

District of Columbia (5.5%)
-------------------------------------------------------------------------------
    31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             35,718,750
               DC Rev. Bonds (American Geophysical
               Union)
     4,200,000 5 7/8s, 9/1/23                        BBB              4,242,000
     3,350,000 5 3/4s, 9/1/13                        BBB              3,383,500
     3,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           Baa2             2,887,500
                                                                 --------------
                                                                     46,231,750

Florida (3.1%)
-------------------------------------------------------------------------------
     2,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33 (acquired 4/23/02, cost
               $2,500,000) (RES)                     B/P              3,100,000
     1,650,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               1,662,375
     1,135,000 Heritage Harbor, South Cmnty. Dev.
               Dist. Special Assmt. Rev. Bonds
               (Cap. Impt.), Ser. B, 5.4s, 11/1/08   BB-/P            1,159,119
     3,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A                3,206,250
     1,050,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                              BBB-             1,025,063
     1,750,000 Leesburg, Hosp. Rev. Bonds (Regl.
               Med. Ctr.), Ser. A, 5s, 7/1/17        A                1,809,063
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               2,017,500
     4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB,
               10.166s, 10/1/14 (acquired 4/19/95,
               cost $6,129,272) (RES)                AAA/P            7,617,813
     1,300,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2               1,361,750
     1,050,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,027,688
       975,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds (Cap. Impt.), Ser. B,
               5 1/4s, 5/1/08                        BB-/P              985,969
                                                                 --------------
                                                                     24,972,590

Georgia (1.3%)
-------------------------------------------------------------------------------
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               4,255,000
               Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.)
     3,000,000 7 1/2s, 1/1/26                        BB+/P            3,045,000
     3,905,000 7.4s, 1/1/16                          BB+/P            3,973,338
                                                                 --------------
                                                                     11,273,338

Illinois (2.4%)
-------------------------------------------------------------------------------
     3,745,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             3,211,338
     4,385,000 Chicago, Waste Wtr. Rev. Bonds,
               MBIA, 5 1/2s, 1/1/19                  Aaa              5,042,750
     1,735,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy
               Hsg. Corp.), 7s, 8/1/24               Baa1             1,803,255
               IL Hlth. Fac. Auth. Rev. Bonds
       605,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s, 8/1/12                        D/P                598,194
     2,610,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s,  7/1/20
               (Prerefunded)                         AAA/P            2,877,525
     1,625,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (In default)
               (NON)                                 D/P                832,813
     4,790,000 (Hindsdale Hosp.), Ser. A, 6.95s,
               11/15/13                              Baa1             5,389,037
                                                                 --------------
                                                                     19,754,912

Indiana (1.6%)
-------------------------------------------------------------------------------
    10,000,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2            10,361,800
     3,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             3,172,500
                                                                 --------------
                                                                     13,534,300

Iowa (0.9%)
-------------------------------------------------------------------------------
     6,430,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           7,667,775

Kentucky (0.4%)
-------------------------------------------------------------------------------
     3,000,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P            3,183,750

Louisiana (3.2%)
-------------------------------------------------------------------------------
     5,700,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             5,001,750
               LA Pub. Fac. Auth. Hosp. Rev. Bonds
     5,000,000 (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            4,131,250
     5,000,000 (Franciscan Missionaries), FSA,
               5 3/4s, 7/1/18                        Aaa              5,881,250
     2,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              2,027,580
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa3             3,086,250
       900,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  904,500
     6,000,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Entergy Gulf States),
               Ser. B, 6.6s, 9/1/28                  Ba1              6,135,000
                                                                 --------------
                                                                     27,167,580

Maine (0.2%)
-------------------------------------------------------------------------------
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              2,067,500

Maryland (0.2%)
-------------------------------------------------------------------------------
     2,000,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/8s, 8/15/24                       Baa2             1,990,000

Massachusetts (4.3%)
-------------------------------------------------------------------------------
     1,825,000 Atlas Boston Tax Exempt Rev. Bonds,
               Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P                638,750
     3,270,000 MA G.O. Bonds, Ser. C, MBIA, 5 1/4s,
               8/1/18                                Aaa              3,715,538
     1,975,000 MA Dev. Fin. Agcy. Rev. Bonds
               (Semass Syst.), Ser. A, MBIA,
               5 5/8s, 1/1/12                        Aaa              2,263,844
     3,425,000 MA State Dev. Fin. Agcy.
               Rev. Bonds (Lasell College), 6 3/4s,
               7/1/31                                BB+/P            3,467,813
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,500,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             2,893,750
     2,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,040,000
     3,900,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             4,099,875
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             2,296,250
     2,700,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               2,835,000
     2,690,000 MA State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. D, MBIA, 1.08s, 1/1/35     VMIG1            2,690,000
     6,565,000 MA State Residual Certificate G.O.
               Bonds, IFB, Ser. 314, 10.19s, 8/1/11
               (acquired 4/19/00, cost $7,166,354)
               (RES)                                 Aaa              8,780,688
                                                                 --------------
                                                                     35,721,508

Michigan (1.7%)
-------------------------------------------------------------------------------
       297,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA                402,435
     1,000,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.1s, 7/1/33                     VMIG1            1,000,000
     5,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, 5 3/4s, 6/1/16            Baa2             5,475,000
     1,000,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               991,250
       500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-               471,875
     2,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               2,600,000
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     1,900,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              1,653,000
     2,000,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             1,987,500
                                                                 --------------
                                                                     14,581,060

Minnesota (1.1%)
-------------------------------------------------------------------------------
     1,000,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project), 1.12s, 6/1/20               A-1+             1,000,000
     3,700,000 Minneapolis & St. Paul, Metro. Arpt.
               Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            CCC/P            3,464,125
     4,100,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba2              4,110,250
                                                                 --------------
                                                                      8,574,375

Mississippi (1.2%)
-------------------------------------------------------------------------------
     4,000,000 Mississippi Bus. Fin. Corp.
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB-             4,050,000
     5,000,000 MS State G.O. Bonds, Ser. A, FSA,
               5 1/4s, 11/1/20                       Aaa              5,700,000
                                                                 --------------
                                                                      9,750,000

Missouri (1.5%)
-------------------------------------------------------------------------------
     3,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                3,090,000
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.)
     6,775,000 Ser. A, 6 1/2s, 5/15/20               AA               6,947,695
     2,500,000 5 1/4s, 5/15/32                       A2               2,593,750
                                                                 --------------
                                                                     12,631,445

Montana (0.4%)
-------------------------------------------------------------------------------
     3,325,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              3,636,719

Nevada (1.1%)
-------------------------------------------------------------------------------
     2,000,000 Clark Cnty., Rev. Bonds, Ser. B,
               FGIC, 5 1/4s, 7/1/20                  Aaa              2,190,000
     3,745,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. B, FGIC, 5 1/4s, 7/1/19          Aaa              4,110,138
     1,000,000 Clark Cnty., Impt. Dist. Special
               Assmt. (Dist. No. 142-LOC), 6 3/8s,
               8/1/23                                BB-/P            1,015,000
     2,255,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4s, 3/1/08   BB-/P            2,263,456
                                                                 --------------
                                                                      9,578,594

New Hampshire (2.6%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     4,000,000 (1st. Mtge.-Rivermead Peterborough),
               8 1/2s, 7/1/24                        AAA              4,150,600
       880,000 (Havenwood-Heritage Heights), 7.1s,
               1/1/06                                BB/P               904,200
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,752,500
               NH State Bus. Fin. Auth. Rev. Bonds
       500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P              504,375
     4,000,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            3,545,000
     7,000,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds
               (Pub. Svc. Co.), Ser. D, 6s, 5/1/21   A3               7,341,250
     2,600,000 NH State Bus. Fin. Auth. Poll.
               Control Mandatory  Bonds 3 1/2s,
               7/1/27                                A3               2,600,000
                                                                 --------------
                                                                     21,797,925

New Jersey (3.2%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     5,000,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              5,087,500
     2,405,000 (1st Mtge.-Cranes Hill), Ser. A, 7s,
               2/1/10                                BB-/P            2,510,219
     3,840,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P              3,441,600
       900,000 NJ Econ. Dev. Auth. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 6 1/4s, 9/15/29                B                  721,125
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     6,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
               6 3/4s, 7/1/19                        Aaa              7,717,500
     2,000,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2             2,027,500
     1,500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        A-               1,522,500
     1,970,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. C, MBIA, 6 1/2s, 1/1/16          Aaa              2,450,188
     1,535,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 1/4s, 6/1/43           Baa2             1,429,469
                                                                 --------------
                                                                     26,907,601

New Mexico (0.2%)
-------------------------------------------------------------------------------
     1,740,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/33                 Baa2             1,735,650

New York (10.7%)
-------------------------------------------------------------------------------
     2,000,000 Albany, Indl. Dev. Agcy.
               Rev. Bonds (Charitable Leadership),
               Ser. A, 5 3/4s, 7/1/26                Baa3             2,075,000
               Long Island, Pwr. Auth. NY Elec.
               Syst. IFB
     3,500,000 9.318s, 12/1/24 (acquired
               5/19/98, cost $3,804,500) (RES)       BBB+/P           4,025,000
    10,000,000 Ser. 66, MBIA, 9.17s, 4/1/10
               (acquired 11/3/98, cost $11,298,800)
               (RES)                                 AAA             12,324,987
     9,580,000 Metro. Trans. Auth. Rev. Bonds,
               FGIC, 5 1/2s, 7/1/15                  Aaa             11,184,650
     7,500,000 NY City, G.O. Bonds, Ser. C, 5 1/2s,
               8/1/12                                A2               8,456,250
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds  (Court Fac.), 6s,
               5/15/39                               A                3,094,000
               NY State Dorm. Auth. Rev. Bonds
    10,785,000 (Personal Income Tax), FGIC, 5 1/2s,
               3/15/12                               Aaa             12,483,638
     4,350,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11     Aaa              4,904,625
     5,000,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Lilco), Ser. B, 5.15s, 3/1/16        A1               5,127,150
     5,000,000 NY State Env. Fac. Corp. Poll.
               Control IFB (PA 198), MBIA, 10.916s,
               6/15/10 (acquired 10/22/97, cost
               $6,012,500) (RES)                     AAA              6,825,000
    11,125,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds  (NY Hosp.), Ser. A,
               AMBAC, 6 1/2s, 8/15/29                Aaa             11,871,821
     1,500,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB-/P            1,348,125
     5,500,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $5,500,000) (RES)                     BB-/P            5,857,500
                                                                 --------------
                                                                     89,577,746

North Carolina (2.8%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               IFB
     3,000,000 FGIC, 10.661s, 1/1/25 (acquired
               3/3/93, cost $3,112,315) (RES)        Aaa              4,248,750
     5,000,000 MBIA, 10.508s, 1/1/22 (acquired
               5/4/00, cost $5,066,900) (RES)        AAA              7,150,000
     5,250,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, AMBAC, 6s, 1/1/18         Aaa              6,345,938
     5,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             5,625,000
                                                                 --------------
                                                                     23,369,688

Ohio (3.3%)
-------------------------------------------------------------------------------
     1,500,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa              1,504,890
     4,500,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/15                            A1               5,135,625
     2,010,000 Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes),
               6 3/8s, 11/15/10                      BBB-             2,060,250
     3,910,000 OH State Bldg. Auth. Rev. Bonds
               (Administration Bldg.), Ser. A, 5s,
               10/1/18                               Aa2              4,222,800
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project), 4.7s,
               7/1/37                                A2               5,293,750
               OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.)
     3,000,000 5 1/2s, 10/1/22                       Aa2              3,303,750
     2,000,000 5 1/2s, 10/1/21                       Aa2              2,215,000
       750,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory Put Bonds
               (Cleveland Elec.), Class A, 1.03s,
               10/1/30                               Baa2               766,875
     3,000,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds (North Star Broken
               Hill Steel), 6.45s, 9/1/20            A+               3,146,250
                                                                 --------------
                                                                     27,649,190

Oregon (0.6%)
-------------------------------------------------------------------------------
     5,200,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            5,226,000

Pennsylvania (6.5%)
-------------------------------------------------------------------------------
     5,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Imports), 4 3/4s,
               12/1/32                               Baa1             5,481,250
               Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A
       500,000 6 3/4s, 11/15/14                      Baa3               502,500
     1,000,000 6 1/2s, 11/15/08                      Baa3             1,015,000
     2,850,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 3 3/4s, 10/1/30    Baa2             2,896,313
     1,695,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,858,144
     1,725,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                 BB-/P            1,768,125
     2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s,
               1/15/25                               D/P              1,162,500
     3,155,000 Dauphin Cnty., Hosp. Rev. Bonds
               (Northwestern  Med. Ctr.), 8 5/8s,
               10/15/13                              AAA              3,525,713
       650,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               668,688
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     3,000,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             3,037,500
     1,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               1,016,250
     3,000,000 Lehigh Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (PA Pwr. & Lt.
               Co.), Ser. B, MBIA, 6.4s, 9/1/29      Aaa              3,123,480
       750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2               776,348
     2,000,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver Project),
               Ser. D, 7.15s, 12/1/18                BBB-             2,077,460
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
     4,000,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P           4,181,960
     3,590,000 (Northampton), Ser. B, 6 3/4s,
               1/1/07                                BBB-             3,787,450
     3,000,000 (Northampton Generating), Ser. A,
               6 1/2s, 1/1/13                        BBB-             3,063,750
       945,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Medicine), 5s, 12/1/06    A                1,017,056
     6,000,000 Philadelphia, Gas Wks. FRB, FSA,
               5 1/4s, 8/1/21                        Aaa              6,000,000
     6,000,000 Philadelphia, Gas Wks. IFB, FSA,
               9.623s, 8/1/21 (acquired 1/24/94,
               cost $5,621,520) (RES)                Aaa              6,172,500
     1,245,000 Washington Cnty., Indl. Dev. Auth.
               Hlth. Care Fac. Rev. Bonds (1st Mtg.
               AHF/Central), 6 1/2s, 1/1/29          CCC/P            1,184,306
                                                                 --------------
                                                                     54,316,293

Puerto Rico (1.7%)
-------------------------------------------------------------------------------
     8,500,000 Cmnwlth. of PR, G.O. Bonds, IFB,
               MBIA, 9.939s,  1/1/18 (acquired
               6/12/95, cost $8,912,590) (RES)       AAA/P            9,753,750
     4,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. T, 6 3/8s, 7/1/24                AAA              4,131,880
                                                                 --------------
                                                                     13,885,630

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       600,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    Baa2               558,750

South Carolina (3.9%)
-------------------------------------------------------------------------------
     8,500,000 Charleston Cnty., Indl. Dev.
               Rev. Bonds (Hoover Group, Inc.),
               8 1/2s, 11/1/02 (In default) (DEF)
               (NON)                                 D/P              2,975,000
     1,450,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              1,469,459
     1,350,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               1,402,313
               Piedmont, Muni. Elec. Pwr. Agcy.
               Rev. Bonds, Ser. A, FGIC
     5,490,000 6 1/2s, 1/1/16                        Aaa              6,848,775
       630,000 6 1/2s, 1/1/16                        Aaa                786,713
     3,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co. Project), Ser. A, 4 1/4s,
               10/1/07                               Baa2             3,172,500
     1,750,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,868,125
               SC Jobs Econ. Dev. Auth. Rev. Bonds
     5,000,000 (St. Francis Hosp.-Franciscan
               Sisters), 7s, 7/1/15                  AAA              5,071,300
     3,000,000 (Palmetto Hlth.), Ser. C, 6 3/8s,
               8/1/34                                Baa2             3,198,750
     6,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   Baa2             5,767,500
                                                                 --------------
                                                                     32,560,435

South Dakota (0.2%)
-------------------------------------------------------------------------------
     1,900,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    Baa2             1,852,500

Tennessee (0.8%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,573,750
     3,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/25                                BBB+             3,476,250
                                                                 --------------
                                                                      7,050,000

Texas (4.9%)
-------------------------------------------------------------------------------
     2,500,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB+/P            2,571,875
     5,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               5,087,500
     2,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 7 1/4s, 11/1/30      Caa2             1,500,000
     3,600,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB+              3,514,500
     1,500,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/17                               A2               1,620,000
       600,000 Houston Hlth. Fac. Dev. Corp.
               Retirement Rev. Bonds (Buckingham
               Sr. Living Cmnty), Class A, 7 1/8s,
               2/15/34                               B/P                606,000
     5,000,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               4,225,000
       500,000 Houston, Hlth. Fac. Dev. Corp.
               Retirement Rev. Bonds (Buckingham
               Sr. Living Cmnty.), Class A,
               7s, 2/15/23                           B/P                505,000
     1,500,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Electric Power), 2.15s,
               5/1/30                                Baa2             1,501,260
     3,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             3,688,125
     4,000,000 Tarrant Cnty., Hlth. Fac. Dev. (TX
               Hlth. Resources Sys.), Ser. A, MBIA,
               5 3/4s, 2/15/12                       Aaa              4,645,000
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     2,500,000 6 1/8s, 7/1/23                        Baa2             2,555,375
     1,650,000 6s, 7/1/25                            Baa2             1,695,375
     3,500,000 TX State IFB, Ser. B, 11s, 9/30/11    Aa1              4,891,250
     2,315,000 Ysleta, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 8/15/07             AAA              2,549,394
                                                                 --------------
                                                                     41,155,654

Utah (0.3%)
-------------------------------------------------------------------------------
     1,950,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             2,176,688

Virginia (0.9%)
-------------------------------------------------------------------------------
     3,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            3,071,250
     5,000,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6.1s, 4/1/26                          BB-/P            4,625,000
                                                                 --------------
                                                                      7,696,250

Washington (0.8%)
-------------------------------------------------------------------------------
     5,000,000 WA State Pub. Pwr. Supply Syst.
               Rev. Bonds (Nuclear No. 3), Ser. B,
               MBIA, 7 1/8s, 7/1/16                  Aaa              6,493,750

West Virginia (0.5%)
-------------------------------------------------------------------------------
     3,600,000 WV State G.O. Bonds, Ser. D, FGIC,
               6 1/2s, 11/1/26                       Aaa              4,387,500

Wisconsin (1.3%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            Baa2             1,015,000
     7,750,000 6 3/8s, 6/1/32                        Baa2             7,343,125
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan
               Svcs.), 5 1/8s, 8/15/33               A2               2,515,625
                                                                 --------------
                                                                     10,873,750

Wyoming (0.3%)
-------------------------------------------------------------------------------
     2,000,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.
               Project), Ser. A, 6.05s, 7/15/26      A3               2,130,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $790,838,880)                                 $824,862,847

Preferred stocks (0.8%) (a) (cost $6,000,000)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.                             $6,532,500
-------------------------------------------------------------------------------
               Total Investments
               (cost $796,838,880)                                 $831,395,347
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $838,576,627.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2004 was $75,855,988 or 9.0% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDNs, mandatory put bonds and FRBs are the current interest rates shown at March 31, 2004.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2004.

      The fund had the following industry group concentrations greater than 10% at March 31, 2004
      (as a percentage of net assets):

          Health care             23.0%
          Utilities               19.8

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$796,838,880) (Note 1)                                           $831,395,347
-------------------------------------------------------------------------------
Cash                                                                  286,886
-------------------------------------------------------------------------------
Interest and other receivables                                     13,744,158
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                560,196
-------------------------------------------------------------------------------
Receivable for securities sold                                        140,000
-------------------------------------------------------------------------------
Total assets                                                      846,126,587

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 350,073
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,374,010
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,826,728
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,004,587
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            251,974
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                110,236
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,627
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                547,479
-------------------------------------------------------------------------------
Other accrued expenses                                                 82,246
-------------------------------------------------------------------------------
Total liabilities                                                   7,549,960
-------------------------------------------------------------------------------
Net assets                                                       $838,576,627

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $861,514,347
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          899,539
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (58,393,726)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         34,556,467
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $838,576,627

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($671,931,116 divided by 76,877,364 shares)                             $8.74
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.74)*                  $9.15
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($144,351,525 divided by 16,524,418 shares)**                           $8.74
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,906,895 divided by 1,590,176 shares)**                             $8.75
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,387,091 divided by 959,995 shares)                                  $8.74
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.74)***                $9.03
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended March 31, 2004

Interest income:                                                  $55,202,163
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,877,767
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,132,187
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             36,216
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,955
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,921,484
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,536,695
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 170,306
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  55,969
-------------------------------------------------------------------------------
Other                                                                 235,918
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           10,585
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (10,585)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (63,210)
-------------------------------------------------------------------------------
Total expenses                                                      9,918,287
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (48,996)
-------------------------------------------------------------------------------
Net expenses                                                        9,869,291
-------------------------------------------------------------------------------
Net investment income                                              45,332,872
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (31,506,357)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,342,134
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                          43,774,741
-------------------------------------------------------------------------------
Net gain on investments                                            14,610,518
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $59,943,390
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended March 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $45,332,872      $55,840,372
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          (29,164,223)       3,773,774
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    43,774,741      (5,251,798)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        59,943,390       54,362,348
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (529,766)              --
-------------------------------------------------------------------------------
Class B                                             (123,318)              --
-------------------------------------------------------------------------------
Class C                                              (11,434)              --
-------------------------------------------------------------------------------
Class M                                               (6,917)              --
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (36,111,300)      (44,186,325)
-------------------------------------------------------------------------------
Class B                                           (7,416,424)      (10,967,094)
-------------------------------------------------------------------------------
Class C                                             (668,906)         (798,272)
-------------------------------------------------------------------------------
Class M                                             (500,906)         (658,510)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (243,010,343)      (57,417,063)
-------------------------------------------------------------------------------
Total decrease in net assets                    (228,435,924)      (59,664,916)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,067,012,551    1,126,677,467
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $899,539 and $417,869,
respectively)                                   $838,576,627   $1,067,012,551
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended March 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.60           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .41             .45             .49             .48             .49
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .14            (.01)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                        .55             .44             .25             .72            (.15)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.41)           (.46)           (.48)           (.48)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.41)           (.46)           (.48)           (.48)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.74           $8.60           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      6.59            5.15            2.83            8.67           (1.53)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $671,931        $823,708        $841,445        $752,169        $715,475
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .89 (c)         .94             .95             .95             .94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.77 (c)        5.18            5.51            5.57            5.62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.01% based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended March 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.60           $8.62           $8.84           $8.61           $9.24
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .36             .40             .43             .43             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .14            (.02)           (.23)            .23            (.63)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                        .50             .38             .20             .66            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.36)           (.40)           (.42)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.36)           (.40)           (.42)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.74           $8.60           $8.62           $8.84           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      5.95            4.53            2.33            7.90           (2.02)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $144,352        $211,399        $255,540        $372,129        $420,310
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.49 (c)        1.54            1.55            1.55            1.54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.17 (c)        4.59            4.90            4.98            5.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.01% based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended March 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.61           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .35             .39             .42             .42             .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .14            (.01)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                        .49             .38             .18             .66            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.35)           (.39)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.35)           (.39)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.75           $8.61           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      5.80            4.49            2.06            7.86           (2.26)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $13,907         $18,881         $16,865         $12,330          $8,467
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.64 (c)        1.69            1.70            1.70            1.69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.02 (c)        4.42            4.77            4.81            4.89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.01% based on average net assets for class C shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended March 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.60           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .39             .43             .47             .46             .47
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .14            (.02)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                        .53             .41             .23             .70            (.17)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.39)           (.43)           (.46)           (.46)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.39)           (.43)           (.46)           (.46)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.74           $8.60           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      6.32            4.89            2.57            8.40           (1.77)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $8,387         $13,025         $12,828         $14,775         $13,286
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.14 (c)        1.19            1.20            1.20            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.52 (c)        4.93            5.26            5.32            5.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.01% based on average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2004

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value other investments including restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2004, the fund had a capital loss carryover of $42,335,225 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
---------------------------------
    $8,493,975     March 31, 2006
     1,799,903     March 31, 2007
    11,300,594     March 31, 2008
       765,567     March 31, 2009
    19,975,186     March 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2005 $9,505,452 of losses recognized during the period November 1, 2003 to March 31, 2004.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, realized gains and losses on certain futures contracts, market discount, straddle loss deferrals, partnership income and litigation expense reimbursement. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2004, the fund reclassified $517,769 to increase undistributed net investment income and $11,299,127 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $10,781,358.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $53,930,602
Unrealized depreciation            (19,463,336)
                                  ------------
Net unrealized appreciation         34,467,266
Undistributed tax-exempt
income                               1,307,835
Capital loss carryforward          (42,335,225)
Post October loss                   (9,505,452)
Cost for federal income
tax purposes                      $796,928,081

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the year ended March 31, 2004, the fund paid PFTC $897,669 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2004, the fund's expenses were reduced by $48,996 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,183, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $32,057 and $377 from the sale of class A and class M shares, respectively, and received $383,330 and $1,116 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $14,746 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $183,768,148 and $399,487,385, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,002,639       $78,008,319
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,725,707        23,658,553
----------------------------------------------------------------
                                    11,728,346       101,666,872

Shares repurchased                 (30,592,593)     (264,806,393)
----------------------------------------------------------------
Net decrease                       (18,864,247)    $(163,139,521)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,288,011      $150,188,991
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,198,096        27,728,832
----------------------------------------------------------------
                                    20,486,107       177,917,823

Shares repurchased                 (22,329,539)     (193,781,123)
----------------------------------------------------------------
Net decrease                        (1,843,432)     $(15,863,300)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            956,567        $8,271,245
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       542,731         4,731,629
----------------------------------------------------------------
                                     1,499,298        13,002,874

Shares repurchased                  (9,560,294)      (82,867,549)
----------------------------------------------------------------
Net decrease                        (8,060,996)     $(69,864,675)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,992,800       $26,057,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          779,193         6,752,092
----------------------------------------------------------------
                                     3,771,993        32,809,737

Shares repurchased                  (8,840,829)      (76,684,004)
----------------------------------------------------------------
Net decrease                        (5,068,836)     $(43,874,267)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            293,231        $2,563,316
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,106           434,996
----------------------------------------------------------------
                                       343,337         2,998,312

Shares repurchased                    (947,035)       (8,215,531)
----------------------------------------------------------------
Net decrease                          (603,698)      $(5,217,219)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,133,128        $9,872,686
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,696           526,360
----------------------------------------------------------------
                                     1,193,824        10,399,046

Shares repurchased                    (955,508)       (8,320,157)
----------------------------------------------------------------
Net increase                           238,316        $2,078,889
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,605          $783,931
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,338           332,528
----------------------------------------------------------------
                                       127,943         1,116,459

Shares repurchased                    (682,268)       (5,905,387)
----------------------------------------------------------------
Net decrease                          (554,325)      $(4,788,928)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            283,424        $2,476,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,050           468,374
----------------------------------------------------------------
                                       337,474         2,945,298

Shares repurchased                    (311,269)       (2,703,683)
----------------------------------------------------------------
Net increase                            26,205          $241,615
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $10,585 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The fund has designated 98.5% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of Transcanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of March 31, 2004, there were 101 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Treasurer
and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)

Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam  Retail Management

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam  Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN040-213211  051/353/560  5/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:


                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
March 31, 2003      $32,500     $--             $3,400    $1,730
March 31, 2004      $34,400     $--             $3,600    $  188

For the fiscal years ended March 31, 2004 and March 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 3,788 and $ 5,130 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to calculation of investment performance and interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
March 31, 2003      $--             $--   $--         $--
March 31, 2004      $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004